                                                                    Exhibit 31.2
                CERTIFICATION PURSUANT TO 17 CFR 240.13(A)-14(A)
                           (SECTION 302 CERTIFICATION)

         I, Cindy Patterson, certify that:

         1. I have reviewed  this annual  report on Form 10-K of Southwest  Iowa
Renewable Energy, LLC;

         2. Based on my  knowledge,  this  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the registrant, as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal  control over financial reporting  (as  defined in  Exchange  Act Rules  13a-15(f)  and  15d-(f) for the
registrant, and have:

                  (a) Designed such disclosure controls and procedures or caused such  disclosure  controls  and  procedures  to be  designed  under our supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

                  (b) Designed such internal  control over financial  reporting, or caused such internal control over financial reporting to be designed under our supervision,  to provide reasonable  assurance  regarding the reliability  of financial  reporting and the  preparation  of financial statements for external purposes in accordance with generally  accepted accounting principles; and

                  (c) Evaluated the effectiveness of the registrant's disclosure controls and  procedures  and presented in this report our  conclusions about the effectiveness of the disclosure  controls and procedures,  as of the  end of  the  period  covered  by  this  report  based  on  such evaluation; and

                  (d)  Disclosed in this report any changes in the  registrant's internal  control over  financial  reporting  that occurred  during the registrant's  most recent fiscal quarter that has materially  affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

         5. The  registrant's  other  certifying  officers and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to  the  registrant's  auditors  and  the  audit  committee  of  the
registrant's   board  of  directors  (or  persons   performing   the  equivalent
functions):

                  (a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting which  are  reasonably  likely to  adversely  affect  the  registrant's ability to record, process, summarize and report financial information;
         and

                  (b)  Any  fraud,  whether  or  not  material,   that  involves
         management  or  other  employees  who  have a  significant  role in the registrant's internal controls over financial reporting.

Date: December 29, 2008             /s/ Cindy Patterson
                                    ---------------------------------------------
                                    Cindy Patterson, Chief Financial Officer
                                      (Principal Financial Officer)